Exhibit 10.14a

INTERCREDITOR JOINDER

The undersigned, EQUIPMENT, INC., a company incorporated in Texas, hereby agrees to become party as a Term Guarantor and a Revolving Guarantor under the Intercreditor Agreement dated as of May 11, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and among (1) EDGEN MERGER CO., a Nevada corporation (the “US Term Borrower”) which will be merged with and into the US Borrower (as defined below) upon closing of the transactions contemplated by the Term Loan Credit Agreements (as defined below), (2) EDGEN MURRAY CAYMAN CORPORATION, a Cayman Islands exempted company (the “Cayman Term Borrower”), (3) EDGEN MURRAY CANADA INC., an Alberta company (the “Canadian Revolving Borrower”), (4) EDGEN MURRAY CORPORATION, a Nevada corporation (the “US Borrower”), (5) EDGEN MURRAY EUROPE LIMITED, a company organized under the laws of England and Wales, (the “UK Revolving Borrower” and together with the US Borrower, the US Term Borrower, the Cayman Term Borrower and the Canadian Revolving Borrower, collectively, the “Borrowers”), (6) EDGEN MURRAY II, L.P., a Delaware limited partnership (“Holdings”), (7) Holdings and certain subsidiaries of Holdings as guarantors pursuant to the First Lien Term Loan Credit Agreement (as defined below), which subsidiaries include the U.K. Revolving Borrower in its capacity as a guarantor of the Term Loan Obligations (as defined below) (the “First Lien Term Guarantors”) and the Second Lien Term Loan Credit Agreement (as defined below) (the “Second Lien Term Guarantors” together with the First Lien Term Guarantors, the “Term Guarantors”), (8) Holdings and certain subsidiaries of Holdings as guarantors pursuant to the Revolving Credit Agreement (as defined below), which subsidiaries include the Cayman Term Borrower in its capacity as a guarantor of the Revolving Credit Obligations (as defined below) (the “Revolving Guarantors”, together with the Term Guarantors, the “Subsidiary Guarantors”, and, together with Holdings, the “Guarantors”), (9) JPMORGAN CHASE BANK, N.A., in its capacity as collateral agent for the Revolving Credit Obligations (“U.S. Revolving Collateral Agent”), (10) JPMORGAN CHASE BANK, N.A., TORONTO BRANCH as Canadian collateral agent for the Revolving Credit Obligations (“Canadian Revolving Collateral Agent”), (11) J.P. MORGAN EUROPE LIMITED, as U.K. collateral agent for the Revolving Credit Obligations (“U.K. Revolving Collateral Agent”, and together with U.S. Revolving Collateral Agent, Canadian Revolving Collateral Agent, and any other agents appointed under the Revolving Credit Agreement that bind themselves to the terms of this agreement in a writing reasonably acceptable to the other parties to this agreement and delivered to such other parties and, in each case, their respective successors and assigns from time to time, the “Revolving Credit Collateral Agents”), (12) JPMORGAN CHASE BANK, N.A., in its capacity as U.S. administrative agent for the Revolving Credit Obligations (“U.S. Revolving Administrative Agent”), (13) JPMORGAN CHASE BANK, N.A., TORONTO BRANCH as Canadian administrative agent for the Revolving Credit Obligations (“Canadian Revolving Administrative Agent”), (14) J.P. MORGAN EUROPE LIMITED, as U.K. administrative agent for the Revolving Credit Obligations (“U.K. Revolving Administrative Agent”, and together with U.S. Revolving Administrative Agent and Canadian Revolving Administrative Agent and their respective successors and assigns from time to time, the “Revolving Credit Administrative Agents”), (15) LEHMAN COMMERCIAL PAPER INC., in its capacity as collateral agent (including, in its capacity as UK security trustee and agent) for the First Lien Term Loan Obligations (as defined below) (including its successors and assigns from time to time, the “First Lien Term Loan Collateral Agent”), (16) LEHMAN COMMERCIAL PAPER INC., in its capacity as administrative agent for the First Lien Term Loan Obligations (including its successors and assigns from time to time, the “First Lien Term Loan Administrative Agent”), (17) LEHMAN COMMERCIAL PAPER INC., in its capacity as collateral agent for the Second Lien Term Loan Obligations (as defined below) (including its successors and assigns from time to time, the “Second Lien Term Loan Collateral Agent,” and together with the First Lien Term Loan Collateral Agent, collectively, the “Term Loan Collateral Agent”) and (18) LEHMAN COMMERCIAL PAPER INC., in its capacity as administrative agent for the Second Lien Term Loan Obligations (including its successors and assigns from time to time, the “Second Lien Term Loan Administrative Agent,” and together with the First Lien Term Loan Administrative Agent, collectively, the “Term Loan Administrative Agent”), for all purposes thereof on the terms set forth therein, and to be bound by the terms of said Intercreditor Agreement as fully as if the undersigned had executed and delivered said Intercreditor Agreement as of the date thereof.

THIS INTERCREDITOR JOINDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS INTERCREDITOR JOINDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Joinder as of September 21, 2007.

EQUIPMENT, INC.

By:	/s/ David L. Laxton, III
	Name:	David L. Laxton, III
	Title:	Vice President and Secretary

ACKNOWLEDGED AND AGREED:

LEHMAN COMMERCIAL PAPER INC., as First Lien Term Loan Collateral Agent and First Lien Term Loan Administrative Agent

By:	/s/ Jeff Ogden

Name:	Jeff Ogden
Title:	Managing Director

LEHMAN COMMERCIAL PAPER INC., as First Lien Term Loan Collateral Agent and First Lien Term Loan Administrative Agent

By:	/s/ Jeff Ogden

Name:	Jeff Ogden
Title:	Managing Director

JPMORGAN CHASE BANK, N.A., U.S. Revolving Collateral Agent and U.S. Revolving Administration Agent

By:	/s/ Timothy J. Whitefoot

Name:	Timothy J. Whitefoot
Title:	Vice President

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, Canadian Revolving Collateral Agent and Canadian Revolving Administrative Agent and

By:	/s/ Barry Walsh

Name:	Barry Walsh
Title:	Vice President

J.P. MORGAN EUROPE LIMITED, U.K. Revolving Collateral Agent and U.K. Revolving Administrative Agent and

By:	/s/ Tim Jacob

Name:	Tim Jacob
Title:	Senior Vice President